SCHEDULE A

TO THE MANAGEMENT SERVICES AGREEMENT

BETWEEN DIREXION SHARES ETF TRUST

AND RAFFERTY ASSET MANAGEMENT, LLC

Effective November 1, 2024, Rafferty Asset Management, LLC (“RAM”) shall be paid according to the annualized fee rate schedule listed in the table below for providing the services listed on Schedule B to the Direxion Shares ETF Trust (the “Trust”). The fee rate is applied to the aggregate average daily net assets of all series of the Trust and all series of the Direxion Funds collectively (“Complex Net Assets”).

Complex Net Assets	Annualized Fee Rate
First $25 billion	0.05%
Over $25 billion to $50 billion	0.0475%
Over $50 billion	0.045%

Effective November 1, 2024, RAM will pay on behalf of the Trust the fees that are due to U.S. Bancorp Fund Services, LLC (“USBFS”) pursuant to the Fund Administration Serving Agreement between the Trust and USBFS.

SUBADVISED FUND

Direxion HCM Tactical Enhanced US ETF

ACTIVELY MANAGED FUNDS

Direxion Bitcoin Strategy ETF
Direxion Ether Strategy ETF
Direxion Ether Strategy Bear ETF
Direxion Daily Bitcoin Strategy Bull 2X ETF
Direxion Daily Bitcoin Strategy Bear 2X ETF
Direxion Daily Ether Strategy Bull 2X ETF
Direxion Daily Ether Strategy Bear 2X ETF

NON-LEVERAGED FUNDS

Direxion NASDAQ-100® Equal Weighted Index ETF

COMMODITY-RELATED FUND

Direxion Auspice Broad Commodity Strategy ETF

RETURN STACKER FUND

Direxion S&P 500 Plus ETF

INCOME BOOST FUNDS

Direxion AAPL Income Boost ETF
Direxion AMZN Income Boost ETF

Direxion GOOGL Income Boost ETF
Direxion META Income Boost ETF
Direxion MSFT Income Boost ETF
Direxion MU Income Boost ETF
Direxion NVDA Income Boost ETF
Direxion PLTR Income Boost ETF
Direxion TSLA Income Boost ETF

1X BEAR FUNDS

Direxion Daily S&P 500® Bear 1X ETF
Direxion Daily Magnificent 7 Bear 1X ETF
Direxion Daily Next Gen Bear 1X ETF

Reference ETP Funds

Direxion Daily Bitcoin Bear 1X ETF
Direxion Daily Bitcoin Bull 2X ETF
Direxion Daily Bitcoin Bear 2X ETF
Direxion Daily Ether Bull 2X ETF
Direxion Daily Ether Bear 2X ETF
Direxion Daily Gold Bull 2X ETF
Direxion Daily Gold Bear 2X ETF
Direxion Daily Silver Bull 2X ETF
Direxion Daily Silver Bear 2X ETF
Direxion Daily DRAM Bull 2X ETF
Direxion Daily DRAM Bear 2X ETF

Monthly Leveraged Funds

Direxion Enhanced S&P Equity Income ETF
Direxion Enhanced Qs Equity Income ETF

Single Stock Funds

Direxion Daily AAL Bear 1X ETF
Direxion Daily AAL Bull 2X ETF
Direxion Daily AAPL Bear 1X ETF
Direxion Daily AAPL Bull 2X ETF
Direxion Daily ABBV Bear 1X ETF
Direxion Daily ABBV Bull 2X ETF
Direxion Daily ABNB Bear 1X ETF
Direxion Daily ABNB Bull 2X ETF
Direxion Daily ADBE Bear 1X ETF
Direxion Daily ADBE Bull 2X ETF
Direxion Daily AI Bear 1X ETF
Direxion Daily AI Bull 2X ETF
Direxion Daily AMAT Bear 1X ETF
Direxion Daily AMAT Bull 2X ETF
Direxion Daily AMD Bear 1X ETF
Direxion Daily AMD Bull 2X ETF

Direxion Daily AMZN Bear 1X ETF
Direxion Daily AMZN Bull 2X ETF
Direxion Daily ARM Bear 1X ETF
Direxion Daily ARM Bull 2X ETF
Direxion Daily ASML Bear 1X ETF
Direxion Daily ASML Bull 2X ETF
Direxion Daily AVGO Bear 1X ETF
Direxion Daily AVGO Bull 2X ETF
Direxion Daily BA Bull 2X ETF
Direxion Daily BABA Bear 1X ETF
Direxion Daily BABA Bull 2X ETF
Direxion Daily BRKB Bull 2X ETF
Direxion Daily CAT Bear 1X ETF
Direxion Daily CAT Bull 2X ETF
Direxion Daily CAVA Bear 1X ETF
Direxion Daily CAVA Bull 2X ETF
Direxion Daily CCL Bear 1X ETF
Direxion Daily CCL Bull 2X ETF
Direxion Daily CMG Bear 1X ETF
Direxion Daily CMG Bull 2X ETF
Direxion Daily COIN Bear 1X ETF
Direxion Daily COIN Bull 2X ETF
Direxion Daily COST Bear 1X ETF
Direxion Daily COST Bull 2X ETF
Direxion Daily CPNG Bear 1X ETF
Direxion Daily CPNG Bull 2X ETF
Direxion Daily CRM Bear 1X ETF
Direxion Daily CRM Bull 2X ETF
Direxion Daily CRWD Bear 1X ETF
Direxion Daily CRWD Bull 2X ETF
Direxion Daily CSCO Bear 1X ETF
Direxion Daily CSCO Bull 2X ETF
Direxion Daily CVNA Bear 1X ETF
Direxion Daily CVNA Bull 2X ETF
Direxion Daily DAL Bear 1X ETF
Direxion Daily DAL Bull 2X ETF
Direxion Daily DELL Bear 1X ETF
Direxion Daily DELL Bull 2X ETF
Direxion Daily DIS Bear 1X ETF
Direxion Daily DIS Bull 2X ETF
Direxion Daily DKNG Bear 1X ETF
Direxion Daily DKNG Bull 2X ETF
Direxion Daily FSLR Bear 1X ETF
Direxion Daily FSLR Bull 2X ETF
Direxion Daily GD Bear 1X ETF
Direxion Daily GD Bull 2X ETF
Direxion Daily GE Bear 1X ETF
Direxion Daily GE Bull 2X ETF
Direxion Daily GM Bear 1X ETF
Direxion Daily GM Bull 2X ETF
Direxion Daily GOOGL Bear 1X ETF

Direxion Daily GOOGL Bull 2X ETF
Direxion Daily GRAB Bear 1X ETF
Direxion Daily GRAB Bull 2X ETF
Direxion Daily HAS Bear 1X ETF
Direxion Daily HAS Bull 2X ETF
Direxion Daily HIMS Bear 1X ETF
Direxion Daily HIMS Bull 2X ETF
Direxion Daily HOOD Bear 1X ETF
Direxion Daily HOOD Bull 2X ETF
Direxion Daily INTC Bear 1X ETF
Direxion Daily INTC Bull 2X ETF
Direxion Daily JNJ Bear 1X ETF
Direxion Daily JNJ Bull 2X ETF
Direxion Daily KO Bear 1X ETF
Direxion Daily KO Bull 2X ETF
Direxion Daily LCID Bear 1X ETF
Direxion Daily LCID Bull 2X ETF
Direxion Daily LLY Bull 2X ETF
Direxion Daily LMT Bull 2X ETF
Direxion Daily LUV Bear 1X ETF
Direxion Daily LUV Bull 2X ETF
Direxion Daily MARA Bear 1X ETF
Direxion Daily MARA Bull 2X ETF
Direxion Daily META Bear 1X ETF
Direxion Daily META Bull 2X ETF
Direxion Daily MRNA Bear 1X ETF
Direxion Daily MRNA Bull 2X ETF
Direxion Daily MRVL Bear 1X ETF
Direxion Daily MRVL Bull 2X ETF
Direxion Daily MSFT Bear 1X ETF
Direxion Daily MSFT Bull 2X ETF
Direxion Daily MU Bear 1X ETF
Direxion Daily MU Bull 2X ETF
Direxion Daily NCLH Bear 1X ETF
Direxion Daily NCLH Bull 2X ETF
Direxion Daily NFLX Bear 1X ETF
Direxion Daily NFLX Bull 2X ETF
Direxion Daily NIO Bear 1X ETF
Direxion Daily NIO Bull 2X ETF
Direxion Daily NKE Bear 1X ETF
Direxion Daily NKE Bull 2X ETF
Direxion Daily NOC Bear 1X ETF
Direxion Daily NOC Bull 2X ETF
Direxion Daily NOK Bear 1X ETF
Direxion Daily NOK Bull 2X ETF
Direxion Daily NVDA Bear 1X ETF
Direxion Daily NVDA Bull 2X ETF
Direxion Daily NVO Bear 1X ETF
Direxion Daily NVO Bull 2X ETF
Direxion Daily O Bear 1X ETF
Direxion Daily O Bull 2X ETF

Direxion Daily ORCL Bear 1X ETF
Direxion Daily ORCL Bull 2X ETF
Direxion Daily PANW Bear 1X ETF
Direxion Daily PANW Bull 2X ETF
Direxion Daily PDD Bear 1X ETF
Direxion Daily PDD Bull 2X ETF
Direxion Daily PENN Bear 1X ETF
Direxion Daily PENN Bull 2X ETF
Direxion Daily PFE Bear 1X ETF
Direxion Daily PFE Bull 2X ETF
Direxion Daily PLTR Bear 1X ETF
Direxion Daily PLTR Bull 2X ETF
Direxion Daily PYPL Bear 1X ETF
Direxion Daily PYPL Bull 2X ETF
Direxion Daily QCOM Bear 1X ETF
Direxion Daily QCOM Bull 2X ETF
Direxion Daily RBLX Bear 1X ETF
Direxion Daily RBLX Bull 2X ETF
Direxion Daily RDDT Bear 1X ETF
Direxion Daily RDDT Bull 2X ETF
Direxion Daily RKLB Bear 1X ETF
Direxion Daily RKLB Bull 2X ETF
Direxion Daily RTX Bear 1X ETF
Direxion Daily RTX Bull 2X ETF
Direxion Daily SBUX Bear 1X ETF
Direxion Daily SBUX Bull 2X ETF
Direxion Daily SE Bear 1X ETF
Direxion Daily SE Bull 2X ETF
Direxion Daily SHOP Bull 2X ETF
Direxion Daily SMCI Bear 1X ETF
Direxion Daily SMCI Bull 2X ETF
Direxion Daily SNAP Bear 1X ETF
Direxion Daily SNAP Bull 2X ETF
Direxion Daily SNOW Bear 1X ETF
Direxion Daily SNOW Bull 2X ETF
Direxion Daily SOFI Bear 1X ETF
Direxion Daily SOFI Bull 2X ETF
Direxion Daily SONY Bear 1X ETF
Direxion Daily SONY Bull 2X ETF
Direxion Daily T Bear 1X ETF
Direxion Daily T Bull 2X ETF
Direxion Daily TGT Bear 1X ETF
Direxion Daily TGT Bull 2X ETF
Direxion Daily TSLA Bear 1X ETF
Direxion Daily TSLA Bull 2X ETF
Direxion Daily TSM Bear 1X ETF
Direxion Daily TSM Bull 2X ETF
Direxion Daily TXN Bear 1X ETF
Direxion Daily TXN Bull 2X ETF
Direxion Daily UAL Bear 1X ETF
Direxion Daily UAL Bull 2X ETF

Direxion Daily UBER Bear 1X ETF
Direxion Daily UBER Bull 2X ETF
Direxion Daily UNH Bear 1X ETF
Direxion Daily UNH Bull 2X ETF
Direxion Daily V Bear 1X ETF
Direxion Daily V Bull 2X ETF
Direxion Daily VST Bear 1X ETF
Direxion Daily VST Bull 2X ETF
Direxion Daily VZ Bear 1X ETF
Direxion Daily VZ Bull 2X ETF
Direxion Daily WMT Bear 1X ETF
Direxion Daily WMT Bull 2X ETF
Direxion Daily XOM Bull 2X ETF
Direxion Daily XYZ Bear 1X ETF
Direxion Daily XYZ Bull 2X ETF
Direxion Daily AAPL Bull 3X ETF
Direxion Daily AMD Bull 3X ETF
Direxion Daily AMZN Bull 3X ETF
Direxion Daily AVGO Bull 3X ETF
Direxion Daily BABA Bull 3X ETF
Direxion Daily BRKB Bull 3X ETF
Direxion Daily COIN Bull 3X ETF
Direxion Daily GOOGL Bull 3X ETF
Direxion Daily HOOD Bull 3X ETF
Direxion Daily INTC Bull 3X ETF
Direxion Daily META Bull 3X ETF
Direxion Daily MSFT Bull 3X ETF
Direxion Daily MU Bull 3X ETF
Direxion Daily NFLX Bull 3X ETF
Direxion Daily NVDA Bull 3X ETF
Direxion Daily ORCL Bull 3X ETF
Direxion Daily PLTR Bull 3X ETF
Direxion Daily TSLA Bull 3X ETF
Direxion Daily TSM Bull 3X ETF
Direxion Daily UNH Bull 3X ETF
Direxion Daily SpaceX Bull 2X ETF
Direxion Daily SpaceX Bear 2X ETF
Direxion Daily ANET Bull 2X ETF
Direxion Daily ANET Bear 2X ETF
Direxion Daily CRWV Bull 2X ETF
Direxion Daily CRWV Bear 2X ETF
Direxion Daily GEV Bull 2X ETF
Direxion Daily GEV Bear 2X ETF
Direxion Daily LRCX Bull 2X ETF
Direxion Daily LRCX Bear 2X ETF
Direxion Daily NEM Bull 2X ETF
Direxion Daily NEM Bear 2X ETF
Direxion Daily SNDK Bull 2X ETF
Direxion Daily SNDK Bear 2X ETF
Direxion Daily WDC Bull 2X ETF
Direxion Daily WDC Bear 2X ETF

Direxion Daily SK Hynix Bull 2X ETF
Direxion Daily SK Hynix Bear 2X ETF

Titan ETFs

Direxion Daily Semiconductors Top 5 Bull 2X ETF
Direxion Daily Semiconductors Top 5 Bear 2X ETF
Direxion Daily Biotech Top 5 Bull 2X ETF
Direxion Daily Biotech Top 5 Bear 2X ETF
Direxion Daily Communication Services Top 5 Bull 2X ETF
Direxion Daily Communication Services Top 5 Bear 2X ETF
Direxion Daily Consumer Discretionary Top 5 Bull 2X ETF
Direxion Daily Consumer Discretionary Top 5 Bear 2X ETF
Direxion Daily Consumer Staples Top 5 Bull 2X ETF
Direxion Daily Consumer Staples Top 5 Bear 2X ETF
Direxion Daily Energy Top 5 Bull 2X ETF
Direxion Daily Energy Top 5 Bear 2X ETF
Direxion Daily Financial Top 5 Bull 2X ETF
Direxion Daily Financial Top 5 Bear 2X ETF
Direxion Daily Healthcare Top 5 Bull 2X ETF
Direxion Daily Healthcare Top 5 Bear 2X ETF
Direxion Daily Industrials Top 5 Bull 2X ETF
Direxion Daily Industrials Top 5 Bear 2X ETF
Direxion Daily Materials Top 5 Bull 2X ETF
Direxion Daily Materials Top 5 Bear 2X ETF
Direxion Daily Real Estate Top 5 Bull 2X ETF
Direxion Daily Real Estate Top 5 Bear 2X ETF
Direxion Daily Technology Top 5 Bull 2X ETF
Direxion Daily Technology Top 5 Bear 2X ETF
Direxion Daily Utilities Top 5 Bull 2X ETF
Direxion Daily Utilities Top 5 Bear 2X ETF
Direxion Daily Gold Miners Top 5 Bull 2X ETF
Direxion Daily Gold Miners Top 5 Bear 1X ETF
Direxion Daily US Modern Defense Top 5 Bull 2X ETF
Direxion Daily US Modern Defense Top 5 Bear 2X ETF

2X Funds

Direxion Daily S&P 500® Bull 2X ETF
Direxion Daily CSI 300 China A Share Bull 2X ETF
Direxion Daily CSI China Internet Index Bull 2X ETF
Direxion Daily MSCI Brazil Bull 2X ETF
Direxion Daily Energy Bull 2X ETF
Direxion Daily Energy Bear 2X ETF
Direxion Daily Gold Miners Index Bull 2X ETF
Direxion Daily Gold Miners Index Bear 2X ETF
Direxion Daily Junior Gold Miners Index Bull 2X ETF
Direxion Daily Junior Gold Miners Index Bear 2X ETF
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X ETF
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X ETF
Direxion Daily MSCI India Bull 2X ETF

Direxion Daily Robotics, Artificial Intelligence, & Automation Index Bull 2X ETF
Direxion Daily NYSE FANG+ Bull 2X ETF
Direxion Daily AI and Big Data Bull 2X ETF
Direxion Daily AI and Big Data Bear 2X ETF
Direxion Daily Magnificent 7 Bull 2X ETF
Direxion Daily Magnificent 7 Bear 2X ETF
Direxion Daily Uranium Industry Bull 2X ETF
Direxion Daily Quality Bull 2X ETF
Direxion Daily Quality Bear 2X ETF
Direxion Daily S&P Top 20 US Stocks Bull 2X ETF
Direxion Daily S&P Top 20 US Stocks Bear 1X ETF
Direxion Daily India Consumer Bull 2X ETF
Direxion Daily Next Gen Bull 2X ETF
Direxion Daily Next Gen Bear 2X ETF
Direxion Daily Qs Top 30 Stocks Bull 2X ETF
Direxion Daily Qs Top 30 Stocks Bear 1X ETF

3X Funds

Direxion Daily 7-10 Year Treasury Bull 3X ETF
Direxion Daily 7-10 Year Treasury Bear 3X ETF
Direxion Daily 20+ Year Treasury Bull 3X ETF
Direxion Daily 20+ Year Treasury Bear 3X ETF
Direxion Daily FTSE China Bull 3X ETF
Direxion Daily FTSE China Bear 3X ETF
Direxion Daily MSCI Emerging Markets Bull 3X ETF
Direxion Daily MSCI Emerging Markets Bear 3X ETF
Direxion Daily Financial Bull 3X ETF
Direxion Daily Financial Bear 3X ETF
Direxion Daily Healthcare Bull 3X ETF
Direxion Daily Mid Cap Bull 3X ETF
Direxion Daily Real Estate Bull 3X ETF
Direxion Daily Real Estate Bear 3X ETF
Direxion Daily Regional Banks Bull 3X ETF
Direxion Daily Retail Bull 3X ETF
Direxion Daily S&P 500® Bull 3X ETF
Direxion Daily S&P 500® Bear 3X ETF
Direxion Daily Semiconductor Bull 3X ETF
Direxion Daily Semiconductor Bear 3X ETF
Direxion Daily Small Cap Bull 3X ETF
Direxion Daily Small Cap Bear 3X ETF
Direxion Daily MSCI South Korea Bull 3X ETF
Direxion Daily Technology Bull 3X ETF
Direxion Daily Technology Bear 3X ETF
Direxion Daily FTSE Europe Bull 3X ETF
Direxion Daily Homebuilders & Supplies Bull 3X ETF
Direxion Daily S&P Biotech Bull 3X ETF
Direxion Daily S&P Biotech Bear 3X ETF
Direxion Daily Consumer Discretionary Bull 3X ETF
Direxion Daily Utilities Bull 3X ETF

Direxion Daily Aerospace & Defense Bull 3X ETF
Direxion Daily MSCI Mexico Bull 3X ETF
Direxion Daily Transportation Bull 3X ETF
Direxion Daily Industrials Bull 3X ETF
Direxion Daily Pharmaceutical & Medical Bull 3X ETF
Direxion Daily Dow Jones Internet Bull 3X ETF
Direxion Daily Dow Jones Internet Bear 3X ETF
Direxion Daily S&P 500® High Beta Bull 3X ETF
Direxion Daily S&P 500® High Beta Bear 3X ETF
Direxion Daily MAG7+ Bull 3X ETF
Direxion Daily Bitcoin Bull 3X ETF
Direxion Daily Ether Bull 3X ETF
Direxion Daily QQQE Bull 3X ETF
Direxion Daily Qs Bull 3X ETF
Direxion Daily Energy Bull 3X ETF
Direxion Daily Junior Gold Miners Bull 3X ETF
Direxion Daily Gold Miners Bull 3X ETF
Direxion Daily Oil & Gas Exp. & Prod. Bull 3X ETF
Direxion Daily Gold Bull 3X ETF
Direxion Daily Silver Bull 3X ETF

Last Updated: May 21, 2026